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                                                                    Exhibit 99.1


                                  NAVIDEC, INC.

                        STOCK AND NOTE PURCHASE AGREEMENT

                                  JULY 23, 1999


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                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                               PAGE


                                TABLE OF CONTENTS
                                                               PAGE
                                                               ----

1.   Purchase and Sale of Stock and Note                         1

     1.1   Sale and Issuance of the Shares and the Note          1
     1.2   Closing                                               1
     1.3   Sale of Additional Note(s)                            2

2.   Representations and Warranties of the Company               2

     2.1   Organization, Good Standing and Qualification         2
     2.2   Capitalization and Voting Rights                      3
     2.3   Authorization                                         3
     2.4   Valid Issuance of Shares, Note Shares, and the Note   3
     2.5   Consents                                              4
     2.6   Litigation                                            4
     2.7   Patents and Trademarks                                4
     2.8   Legal Compliance                                      4
     2.9   Compliance with Other Instruments                     5
     2.10  Agreements; Action                                    5
     2.11  Permits                                               5
     2.12  Disclosure                                            5
     2.13  Registration Rights                                   6
     2.14  Corporate Documents                                   6
     2.15  SEC Filings; Company Financial Statements             6
     2.16  Changes in Conditions                                 6
     2.17  Minute Books                                          7

3.   Representations and Warranties of WFC                       7

     3.1   Authorization                                         7
     3.2   Purchase Entirely for Own Account                     7
     3.3   Disclosure of Information                             7
     3.4   Investment Experience                                 8
     3.5   Accredited Investor                                   8
     3.6   Restricted Securities                                 8
     3.7   Further Limitations on Disposition                    8
     3.8   Legends                                               9

4.   Conditions of WFC's Obligations at Closing                  9

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                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                               PAGE

     4.1   Representations and Warranties                         9
     4.2   Performance                                            9
     4.3   Compliance Certificate                                 9
     4.4   Qualifications                                         9
     4.5   Proceedings and Documents                              9
     4.6   Registration Rights Agreement                         10
     4.7   Opinion of Company Counsel                            10
     4.8   Marketing Agreement and Pricing Commitment            10

5.   Conditions of the Company's Obligations at Closing          10

     5.1   Representations and Warranties                        10
     5.2   Qualifications                                        10

6.   Other Agreements                                            10

     6.1   Approval of Articles Amendment                        10
     6.2   Public Disclosure                                     10
     6.3   Nasdaq Listing                                        11
     6.4   Further Assurances                                    11
     6.5   Expenses                                              11

7.   Miscellaneous                                               11

     7.1   Successors and Assigns                                11
     7.2   Governing Law                                         11
     7.3   Counterparts                                          11
     7.4   Titles and Subtitles                                  11
     7.5   Notices                                               11
     7.6   Finder's Fee                                          12
     7.7   Survival of Warranties                                12
     7.8   Amendment and Waivers                                 12
     7.9   Severability                                          12
     7.10  Entire Agreement                                      12

EXHIBITS:

Exhibit A - Form of Navidec Note
Exhibit B - Schedule of Exceptions
Exhibit C - Form of Registration Rights Agreement



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                       STOCK AND NOTE PURCHASE AGREEMENT
                       ---------------------------------



         THIS STOCK AND NOTE PURCHASE AGREEMENT (this "AGREEMENT") is made as of the 23rd day of July 1999 by and among Navidec, Inc., a Colorado corporation (the "COMPANY"), and WFC Holdings Corporation, a Delaware corporation ("WFC" or "INVESTOR").

                                    RECITALS

         WHEREAS, WFC desires to purchase from the Company 380,000 shares of the Company's common stock ("COMMON STOCK") representing approximately 4.9% of the Company's outstanding capital stock on the closing date (after giving effect to the purchase hereunder) (the "SHARES") at a price of $10.00 per share, and the Company desires to issue and sell to WFC the Shares, on the terms and subject to the conditions set forth herein.

         WHEREAS, WFC currently wishes to acquire, and the Company wishes to sell, an additional 620,000 shares of the Company's non-voting Common Stock, except that the Company's Articles of Incorporation ("ARTICLES") do not provide for the issuance of non-voting Common Stock.

         WHEREAS, WFC has agreed to lend, and the Company has agreed to borrow, $6,200,000 represented by a note in the form attached hereto as EXHIBIT A (the "NOTE") convertible initially into 620,000 shares of the Company's non-voting Common Stock (the "NOTE SHARES").

         WHEREAS, the conversion of the Note and the transfer of the Shares and the Note Shares are subject to the restrictions of a Transfer and Conversion Restriction Agreement (the "CONVERSION AGREEMENT") of even date herewith.

         NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the Company and WFC hereby agree as follows:

         1. PURCHASE AND SALE OF STOCK AND NOTE

            1.1 SALE AND ISSUANCE OF THE SHARES AND THE NOTE

 . Subject to the terms and conditions of this Agreement, WFC agrees to purchase at the Closing and the Company agrees to sell and issue to WFC at the Closing,
(a) the Shares at a per share price of $10.00, and (b) the Note in the principal amount of Six Million Two Hundred Thousand Dollars ($6,200,000).

            1.2 CLOSING
 . The purchase and sale of the Shares and the Note shall take place at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California, at 9:00 a.m., August 5, 1999 or at such other time and place as the Company and WFC mutually agree (which time and place are designated as the "CLOSING"). At the Closing, the Company will deliver to WFC a certificate representing the Shares and the Note, and WFC will deliver to the Company consideration for such


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Shares and the Note, consisting of a check or wire transfer payable to the order of the Company in the amount of $10,000,000.

            1.3 SALE OF ADDITIONAL NOTE(S)

 .

         (a) If after the Company's proposed public offering of the Company's Common Stock (including any exercise(s) of the underwriter's option (collectively the "PUBLIC OFFERING")), Investor owns less than 9.9% of the Company's Fully Diluted capital stock (on an as converted basis and after giving effect to the Public Offering price-based adjustment contained in the Note), within 10 business days of the related closing Investor may make, in its sole discretion, an additional loan hereunder pursuant to an irrevocable notice (subject to customary closing conditions) in such amount so that Investor, upon conversion of the initial Note and the additional loan, will own 9.9% of the Company's Fully Diluted capital stock (after giving effect to the Public Offering price based adjustment contained in the initial Note). Such 10-business day period shall be extended to the extent reasonably necessary or practicable to permit the closing of such loan(s). "FULLY DILUTED" means all shares of Company Common Stock outstanding or issuable upon exercise of all outstanding and reserved options, warrants or other convertible, exercisable or exchangeable securities convertible, exercisable or exchangeable into shares of the Company capital stock (on an as converted to Common Stock basis).

         (b) Upon the funding of each additional loan hereunder, the Company shall issue to the Investor an additional note substantially the same as the initial Note, except that (i) the number of shares Company Common Stock into which any additional Note(s) may be converted shall be based on the lower of $10.00 per share of Common Stock or the per share price received by the Company in the Public Offering and (ii) the additional note(s) shall not contain the Public Offering price-based adjustment contained in the initial Note.

         (c) Unless context requires otherwise, reference herein to the "NOTE" shall be a collective reference to the initial and any subsequent notes issued pursuant to the terms of this Section 1.3.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY
 . Unless context indicates otherwise, reference to the "COMPANY" shall be deemed to be reference the Company and any of its subsidiaries. The Company hereby represents and warrants to WFC that, except as set forth on the Schedule of Exceptions attached as EXHIBIT B (the "SCHEDULE OF EXCEPTIONS"):

            2.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION
 . The Company is duly organized, validly existing and in good standing under the laws of its state of incorporation and has all requisite corporate power and authority to own and operate its property and assets and to carry on its business as proposed to be conducted, to execute and deliver this Agreement, the Note and the Registration Rights Agreement attached hereto as EXHIBIT C (the "RIGHTS AGREEMENT") and the Conversion Agreement (collectively, the "ANCILLARY AGREEMENTS"), to issue and sell the Shares, to issue the Note and the Common Stock issuable upon conversion



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thereof, and to carry out the provisions of this Agreement and each Ancillary
Agreement (subject to amendment of its Articles of Incorporation (the "ARTICLES") as amended). The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business, properties, prospects or financial condition.

            2.2 CAPITALIZATION AND VOTING RIGHTS

 . The authorized capital of the Company consists of twenty million (20,000,000) shares of Common Stock, of which as of June 30, 1999 Seven Million Three Hundred Ninety-Three Thousand Six Hundred Fourteen (7,393,614) shares are issued and outstanding. The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with the registration or qualification provisions of the Securities Act of 1933, as amended (the "ACT") and any relevant state securities laws or pursuant to valid exemptions therefrom. The Company has reserved Two Million (2,000,000) shares of its Common Stock for issuance under its stock option plans (collectively, the "COMPANY STOCK PLANS").

               (iii) Except under the Company Stock Plans or as set forth on the Schedule of Exceptions, there are not outstanding any options, notes, rights (including conversion or preemptive rights or rights of first refusal) or obligations for the purchase or acquisition from the Company of any shares of its capital stock. Except as set forth on the Schedule of Exceptions, the Company is not a party or subject to any agreement or understanding and, to the best of the Company's knowledge, there is no agreement or understanding between any other persons or entities which affects or relates to the voting or giving of written consents with respect to any security or by a director of the Company.

            2.3 AUTHORIZATION
 . Subject to stockholder approval of an amendment to the Company's Articles to allow for the issuance of non-voting Common Stock in connection with the conversion of the Note and for free convertibility of non-voting Common Stock into voting Common Stock (the "ARTICLES APPROVAL"), all corporate action on the part of the Company and its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement and the Ancillary Agreements, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance (or reservation for issuance), sale and delivery of the Shares and the Note being sold hereunder and the Note Shares issuable upon conversion of the Note has been taken or will be taken prior to the Closing, and this Agreement and the Ancillary Agreements constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in Rights Agreement may be limited by applicable federal or state securities laws. The Company's Board of Directors has unanimously approved the Articles Approval.

            2.4 VALID ISSUANCE OF SHARES, NOTE SHARES, AND THE NOTE
 . The Shares and the Note being purchased by WFC hereunder, when issued, sold and delivered in



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accordance with the terms of this Agreement for the consideration expressed herein, will be validly issued, fully paid and nonassessable (in the case of the Shares) and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Conversion Agreement or the Bank Holding Company Act (the "BHC ACT") and applicable securities laws and, based in part upon the representations of WFC in this Agreement, will be issued in compliance with the registration and qualification provisions of all applicable federal and state securities laws. Subject to the Articles Approval, the Note Shares issuable upon conversion of the Note have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Note, will be validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the BHC Act and applicable securities laws.

            2.5 CONSENTS
 . Except as set forth on the Schedule of Exceptions, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of a company or any other person or entity not a party to this Agreement is required in connection with the consummation of the transactions contemplated by this Agreement, except for the filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, and the rules thereunder, which filings will be effected within 15 days of the sale of the Shares or within 15 days of the issuance of the Note Shares and the Note hereunder or within 15 days of the issuance of the Note Shares.

            2.6 LITIGATION
 . There is no action, suit, proceeding or investigation pending or currently threatened against the Company that questions the validity of this Agreement or the Ancillary Agreements, or the right of the Company, as applicable, to enter into any such agreement, or to consummate the transactions contemplated hereby or thereby, or that might have, either individually or in the aggregate, a material adverse effect on the assets or condition of the Company and financially or otherwise (a "MATERIAL ADVERSE EFFECT").

            2.7 PATENTS AND TRADEMARKS
 . To the best of its knowledge, the Company owns or possesses sufficient legal rights to all patents, trademarks, servicemarks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes necessary for its business as now conducted without any conflict with or infringement of the rights of others, except for any failure that individually or in the aggregate would not have a Material Adverse Effect on the Company. The Company has not received any oral or written communications alleging that it has violated or that its business as currently conducted would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, except for any such violation that individually or in the aggregate would not have a Material Adverse Effect on the Company.

            2.8 LEGAL COMPLIANCE
 . The Company has complied in all material respects with all applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, regional, local, and foreign governments (and all agencies thereof), and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or



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commenced against it alleging any failure so to comply, except for any such case that would individually or in the aggregate would not result in a Material Adverse Effect.

            2.9 COMPLIANCE WITH OTHER INSTRUMENTS
 . The Company is not in violation or default of any provision of its Articles or Bylaws, or, except as provided in the Schedule of Exceptions, in any material respect of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or, to the best of its knowledge, of any provision of any federal or state statute, rule or regulation applicable to it. The execution, delivery and performance by the Company of this Agreement and the Ancillary Agreements, and the consummation of the transactions contemplated hereby and thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations or any of its assets or properties.

            2.10 AGREEMENTS; ACTION

 .

               (a) The Company is not a party to and is not bound by any contract, agreement or instrument, or subject to any restriction under its Articles or Bylaws, that adversely affects its business as now conducted, its properties or its financial condition (including exclusive licensing or distribution agreements and non-compete agreements).

               (b) The Company is not party to any agreement with any financial institution which provides for delivery of a Drive-Off solution prior to, or on terms more favorable than, the solution proposed to be delivered to Wells Fargo & Co. under the agreements between it and the Company (relative to the co-branded site).

               (c) The Company has no current plans to (i) consolidate with or merge into any other corporation, (ii) sell, convey or dispose of all or substantially all of the assets of the Company or engage in a series of related transactions in which more than fifty percent (50%) of the voting power of the Company would be disposed of with any corporation, partnership, association or other business entity or individual, in connection with a change of control or
(iii) engage in any other form of acquisition, liquidation, dissolution or winding up the Company.

            2.11 PERMITS
 . The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could have a Material Adverse Effect on the Company, and the Company believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.



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            2.12 DISCLOSURE
 . The Company has fully provided WFC with all the information that WFC has requested for deciding whether to purchase the Shares and the Note and all information which the Company believes is reasonably necessary to enable a reasonable WFC to make such decision. Neither this Agreement nor any other statements or certificates made or delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading.

            2.13 REGISTRATION RIGHTS
 . Except as provided in the Rights Agreement or in the Schedule of Exceptions, the Company has not granted or agreed to grant any registration rights pursuant to any agreement currently still in effect, including piggyback rights, to any person or entity.

            2.14 CORPORATE DOCUMENTS
 . The Articles and Bylaws of the Company are in the form previously provided to counsel for WFC.

            2.15 SEC FILINGS; COMPANY FINANCIAL STATEMENTS

 .

               (a) The Company has filed all forms, reports and documents required to be filed by it with the Securities and Exchange Commission (the "SEC") since January 1, 1996, and has made available to WFC such forms, reports and documents in the form filed with the SEC. All such required forms, reports and documents (including those that the Company may file subsequent to the date hereof) are referred to herein as the "COMPANY SEC REPORTS." As of their respective dates, Company SEC Reports (i) were prepared in accordance with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such the Company SEC Reports, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of the Company's subsidiaries is required to file any forms, reports or other documents with the SEC.

               (b) Each of the consolidated financial statements (including, in each case, any related notes thereto) contained in the Company SEC Reports, including any Company SEC Reports filed after the date hereof until the Closing,
(i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto, (ii) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the Note thereto or, in the case of unaudited interim financial statements, as may be permitted by the SEC on Form 10-Q under the Securities Exchange Act of 1934) and (iii) fairly presented the consolidated financial position of the Company and its subsidiaries as at the respective dates thereof and the consolidated results of the Company's operations and cash flows for the periods indicated, except that the unaudited interim financial statements may not contain footnotes and were or are subject to normal and recurring year-end adjustments.



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               2.16 CHANGES IN CONDITIONS
 . Since December 31, 1998, there has not been:

                  (a) any material sale, assignment or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets owned by the Company or sale of a material amount of other assets (other than any transfer to its subsidiary DriveOff.com, Inc.) ;

                  (b) any resignation or termination of employment of any key officer of the Company;

                  (c) any declaration, setting aside or payment or other distribution in respect of any of the Company's capital stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company; or

                  (d) to the Company's knowledge, any other event or condition of any character which might have a Material Adverse Effect on the Company.

               2.17 MINUTE BOOKS
 . The minute books of the Company provided to counsel to WFC contain a complete summary of all meetings of directors and stockholders (prior to becoming a public company) and all actions by written consent without a meeting by the directors and stockholders since the time of incorporation and reflect all actions by the directors (and any committee of the directors) and stockholders referred to in such minutes accurately in all material respects.

            3. REPRESENTATIONS AND WARRANTIES OF WFC
 . WFC hereby represents and warrants that:

               3.1 AUTHORIZATION
 . WFC has full power and authority to enter into this Agreement, and the Ancillary Agreements, and each such agreement constitutes its valid and legally binding obligation to which it is a party, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies, and (iii) to the extent the indemnification provisions contained in Registration Rights Agreement may be limited by applicable federal or state securities laws.

               3.2 PURCHASE ENTIRELY FOR OWN ACCOUNT
 . This Agreement is made with WFC in reliance upon its representation to the Company, which by its execution of this Agreement it hereby confirms, that the Shares and Note to be received by WFC and, the Note Shares issuable upon conversion of the Note (collectively, the "SECURITIES") will be acquired for investment for WFC's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that WFC has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, WFC further represents that it does not have any contract, undertaking, agreement or arrangement



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with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Securities.

               3.3 DISCLOSURE OF INFORMATION
 . WFC believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares and the Note. WFC further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of such Shares and the Note and the business, properties and financial condition of the Company. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of WFC to rely thereon.

               3.4 INVESTMENT EXPERIENCE
 . WFC is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Shares and the Note. WFC also represents it has not been organized solely for the purpose of acquiring the Shares and the Note.

               3.5 ACCREDITED INVESTOR
 . WFC is an "ACCREDITED INVESTOR" within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

               3.6 RESTRICTED SECURITIES
 . WFC understands that the Securities it is purchasing are characterized as "RESTRICTED SECURITIES" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "ACT"), only in certain limited circumstances. In addition, WFC represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

               3.7 FURTHER LIMITATIONS ON DISPOSITION
 . Without in any way limiting the above, WFC further agrees not to make any disposition of all or any portion of the Securities unless, and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and Section 6 of this Agreement, and:

                  (a) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                  (b) (i) WFC shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, WFC shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act. It is agreed that the Company



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will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                  (c) Notwithstanding the provisions of paragraphs (a) and (b) above, no such Registration Statement or opinion of counsel shall be necessary for a transfer by a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original investor hereunder.

               3.8 LEGENDS

 . It is understood that the certificates evidencing the Securities shall bear the following legend:

                  "The securities represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended. Such securities may not be sold or transferred in the absence of such registration or unless the Corporation receives an opinion of counsel reasonably acceptable to it stating that such sale or transfer is exempt from the registration and prospectus delivery requirements of said Act. Copies of the agreements covering the purchase of these shares and restricting their transfer may be obtained at no cost by written request made by the holder of record of this Certificate to the Secretary of the Corporation at the principal executive offices of the Corporation."

     4. CONDITIONS OF WFC'S OBLIGATIONS AT CLOSING
 . The obligations of WFC to purchase the Shares and the Note at the Closing are subject to the fulfillment of each of the following conditions:

               4.1 REPRESENTATIONS AND WARRANTIES
 . The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

4.2 PERFORMANCE

 . The Company shall have performed and complied in all material respects with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.
COMPLIANCE CERTIFICATE. The President of the Company shall deliver to WFC at the Closing a certificate stating that the conditions specified in Sections 4.1 and
4.2 have been fulfilled.
QUALIFICATIONS. All prior authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.
PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the



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transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to WFC's counsel, and they shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

               4.6 REGISTRATION RIGHTS AGREEMENT
 . The Company and WFC shall have entered into the Registration Rights Agreement in the form attached hereto as EXHIBIT C.
OPINION OF COMPANY COUNSEL. WFC shall have received from Benesch, Friedlander, Coplan & Aronoff LLP, counsel to the Company, an opinion in form and substance reasonably satisfactory to WFC's dated as of the Closing.

               4.8 MARKETING AGREEMENT AND PRICING COMMITMENT
 . Wells Fargo & Co. and the Company shall have prior to or simultaneously to the Closing entered into the Marketing Agreement and Pricing Commitment.

          5. CONDITIONS OF THE COMPANY'S OBLIGATIONS AT CLOSING
 . The obligations of the Company to WFC under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by that
WFC:

               5.1 REPRESENTATIONS AND WARRANTIES
 . The representations and warranties of WFC contained in Section 3 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

               5.2 QUALIFICATIONS
 . All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Securities pursuant to this Agreement shall be duly obtained and effective as of the Closing.

          6. OTHER AGREEMENTS

 .

               6.1 APPROVAL OF ARTICLES AMENDMENT
 . In connection with each Company stockholders meeting after the date hereof (annual or special), the Company will take all action necessary in accordance with the Colorado law and its Articles of Incorporation and Bylaws to effect the Articles Amendment until such amendment is adopted. The Company will use its commercially reasonable efforts to solicit from its stockholders proxies in favor of the adoption and approval of the Articles Amendment and will take all other action necessary or advisable to secure the vote or consent of its stockholders required by the rules of Nasdaq or Colorado law to obtain such approvals. In each proxy statement with respect to each such stockholders meeting the Company's Board of Directors shall recommend that the Company stockholders approve the Articles Amendment. WFC agrees to vote all of its shares of Common Stock in favor of the Articles Amendment.

               6.2 PUBLIC DISCLOSURE

 . WFC and the Company will consult with each other, and to the extent practicable, agree, before issuing any press release or otherwise making any public statement with respect to the transaction contemplated hereby (including any statement contained in a document filed by the Company with the SEC) and will not issue any such press release or make any such public statement prior to such consultation, except as may be required by law or any listing agreement with a national securities exchange.

               6.3 NASDAQ LISTING
 . The Company agrees to authorize for listing on Nasdaq the shares of Company Common Stock issuable, and those required to be reserved for issuance, in connection with this Agreement and the Note.

               6.4 FURTHER ASSURANCES
 . Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use all reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

               6.5 EXPENSES
 . The Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement. The Company shall reimburse WFC for all reasonable fees and expenses (including without limitation all accounting, consulting, travel and other third party fees and expenses) up to $40,000.

          7. MISCELLANEOUS

 .

               7.1 SUCCESSORS AND ASSIGNS
 . Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of any Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               7.2 GOVERNING LAW
 . This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among California residents entered into and to be performed entirely within Delaware.

               7.3 COUNTERPARTS
 . This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               7.4 TITLES AND SUBTITLES
 . The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               7.5 NOTICES
 . All notices and other communications required or permitted hereunder shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (a) five (5) days after deposit with the U.S. Postal Service or other applicable postal service, if delivered by first class mail, postage prepaid, (b) upon delivery, if delivered by hand, (c) one
(1) business day after the business day of deposit with Federal Express or similar overnight courier, freight prepaid or (d) one (1) business day after the business day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed (i) if to any WFC, at WFC's address as set forth beneath WFC's signature to this Agreement, and (ii) if to the Company, at the address of its principal corporate offices (attention: Secretary), or at such other address as a party may designate by ten days' advance written notice to the other party pursuant to the provisions above.

               7.6 FINDER'S FEE
 . Except for any fee payable to First Security Van Kasper in connection with the transactions contemplated by this Agreement (which must be acceptable to WFC), each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. WFC agrees to indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which WFC or any of its officers, partners, employees, or representatives is responsible. The
Company agrees to indemnify and hold harmless WFC from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its directors, officers, employees or representatives is responsible.

               7.7 SURVIVAL OF WARRANTIES
 . The warranties, representations and covenants of the Company and Investor contained in or made pursuant to this Agreement shall not survive.

               7.8 AMENDMENT AND WAIVERS
 . Any term of this Agreement may be amended and any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Common Stock issued hereunder and issuable upon conversion of the Note. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities and the Company.

               7.9 SEVERABILITY
 . If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

               7.10 ENTIRE AGREEMENT
 . This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any Warranties, representations, or covenants except as specifically set forth herein or therein.

                   [NAVIDEC STOCK AND NOTE PURCHASE AGREEMENT]
         IN WITNESS WHEREOF, the parties have executed this Stock and Note Purchase Agreement as of the date first above written.

COMPANY:                              NAVIDEC, INC.

                                      By:       /s/ Ralph Armijo
                                                ------------------------------
                                                Ralph Armijo, President

                                      Address:  14 Inverness Drive, Suite F-116
                                                Englewood, Colorado 80112
                                                Tel:   (303) 790-7565
                                                Fax:  (303) 790-8845

                                      with a copy to:

                                      Benesch, Friedlander, Coplan & Aronoff LLP
                                                2300 BP Tower
                                                200 Public Square
                                                Cleveland, Ohio 44114
                                                Attention:  Michael Wager
                                                Tel:   (216) 363-4500
                                                Fax:  (216) 363-4588

WFB:                                  WELLS FARGO HOLDINGS CORPORATION

                                      By:       /s/ George Fehlhaber
                                                -------------------------------
                                                George Fehlhaber

                                      By:       /s/ Paul D. Ardleigh
                                                -------------------------------
                                                Paul D. Ardleigh,
                                                Senior Vice President


                                      Address:  444 Market Street
                                                San Francisco, California  94111
                                                Tel:  (415) 396-6264
                                                Fax:  (415) 986-4598

                                      with a copy to:

                                      Wilson Sonsini Goodrich & Rosati
                                      650 Page Mill Road
                                      Palo Alto, California  94304-1050
                                      Attention:  Kurt Berney
                                      Tel:  (650) 493-9300
                                      Fax:  (650) 493-6811